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                              AMENDED AND RESTATED
                            SEROLOGICALS CORPORATION
                                COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

1. PURPOSE. The purpose of the Amended and Restated Serologicals Corporation Compensation Plan for Non-Employee Directors (the "Plan") is to advance the interests of Serologicals Corporation (the "Company") and its stockholders by encouraging increased stock ownership by members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries, in order to promote long-term stockholder value through continuing ownership of the Company's common stock, par value $.01 per share (the "Common Stock").

2. ADMINISTRATION. The Plan shall be administered by the Board or a Committee of the Board, provided that any amendments of the Plan may be made only with the approval of the Board as provided in Paragraph 9 below. The Board or such Committee (subject to the Board's right to amend the Plan) shall have all the powers vested in it by the terms of the Plan. The Board or such Committee shall have the power to construe the Plan, to determine all questions arising thereunder and, subject to the provisions of the Plan, to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board or such Committee in the administration of the Plan shall be final and conclusive. The Board or such Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Company. No member of the Board or such Committee shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3. PARTICIPATION. Each member of the Board of the Company who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive stock payments (each, a "Stock Payment") as a portion of (x) the annual retainer payable, if any, to such Non-Employee Director and (y) the per meeting fees payable, if any, to such non-Employee Director, in shares of Common Stock, in accordance with Paragraph 5 below. As used herein, the term "subsidiary" means any corporation at least 20 percent of whose outstanding voting stock is owned, directly or indirectly, by the Company.

4. SHARES OF STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Paragraph 6 below, the shares of Common Stock paid to Non-Employee Directors under the Plan shall not exceed an aggregate of 25,000 shares (37,500 after giving effect to the fifty percent stock dividend effected in August 1998). Shares to be delivered under the Plan may be either authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares.


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5.       ELECTION TO RECEIVE CASH OR STOCK.

         (a) Election. Each Non-Employee Director shall make an election to receive his annual retainer, if any, and the fees payable to him on a per meeting basis, if any, in the form of a Stock Payment or in cash and in such proportions of Common Stock and cash as shall be indicated by such Non-Employee Director in the election. A Non-Employee Director may, at any time, make the election or change the election. The election or change in election, once made, shall apply to all annual retainer and per meeting fees which become payable to the Non-Employee Director after the calendar year in which the election or change in election is made. It is provided, however, that any election made by a Non-Employee Director within 30 days after the date on which the Plan, as amended and restated, is adopted by the Company, or within 30 days after the date on which the Non-Employee Director first attains his or her status as such, shall apply to any such amounts which become payable to the Non-Employee Director after the date on which such election is made. Any election or change in election shall be made on a form provided by and filed with the Board. If no election is in effect, the annual retainer and per meeting fees shall be paid in cash. The annual retainer and per meeting fees shall be subject to adjustment from time to time by the Board in its sole discretion.

         (b) Date of Payment, Number of Shares Comprising Stock Payment. The total number of shares of Common Stock included in each Stock Payment shall be determined by dividing the amount of a Non-Employee Director's annual retainer or per meeting fee, as the case may be, that is to be paid in shares of Common Stock by the Market Price of a share of Common Stock on the date of payment, which in the case of the annual retainer shall be the annual meeting date unless otherwise specified by the Board, and in the case of the per meeting fee, the date of the meeting attended. Any fractions of a share included in a Stock Payment shall be paid in cash, unless the shares in such Stock Payment are subject to an election under Paragraph 6. For purposes of the Plan, in respect of any Stock Payment, Market Price is the average of the daily averages of the high and low sales prices of Common Stock as reported on the Nasdaq National Market (or if not so quoted then on the primary stock exchange in which the Common Stock is listed or quoted) for the ten trading days preceding the payment date (or, in the event that there is no trading of Common Stock on any day during the ten-trading-day period, for such lesser number of days within such ten-trading day period when Common Stock is traded).

6. ELECTION TO DEFER RECEIPT OF STOCK. In addition to the election permitted under Paragraph 5, each Non-Employee Director may elect to defer the receipt of any shares of Common Stock that are payable to him or her in a Stock Payment under the Plan, in accordance with the rules set forth below:

         (a) Manner and Time of Election. A Non-Employee Director may, at any time, make an election, revoke an election, or make a new election after a revocation. Any election or revocation of an election, once made, shall apply to all shares of Common Stock which become payable to the Non-Employee Director in a Stock Payment after the calendar year in which such election or revocation is made. It is provided, however, that if an election is made by a


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Non-Employer Director within 30 days after the date on which the Plan, as amended and restated, is adopted by the Company, or within 30 days after the date on which the Non-Employee Director first attains his or her status as such, such election shall apply to any such shares which become payable to the Non-Employee Director after the date on which such election is made. Any initial or subsequent election shall be made on a form provided by and filed with the Board. Any revocation of an election shall be made by notifying the Board in writing.


         (b) Shares Credited to Non-Employee Director's Account. The Company shall establish a separate bookkeeping account in the name of each Non-Employee Director who makes the election. The number of shares of Common Stock to which the election by the Non-Employee Director applies (including any fraction of a share) shall be credited to his or her account. If any dividend or other distribution becomes payable by the Company with respect to the Common Stock, the Non-Employee Director's account shall be credited with the additional number of shares of Common Stock (including any fraction of a share) that would be acquired if the dividend or other distribution, payable on the number of shares of Common Stock then credited to the account, consisted of, or was reinvested in, additional shares. The number of shares of Common Stock credited to the Non-Employee Director's account, and the type of such shares that may be distributed or withdrawn from the account, shall be adjusted, in the manner determined by the Board, in the case of an event described in Paragraph 7.

         (c) Distribution of Account. On the form on which the Non-Employee Director makes an election, the Non-Employee Director shall specify one of the following as the event under which the Non-Employee Director's entire account balance attributable to such election will be distributed to him or her:

                  i. the cessation of the Non-Employee Director's status as such; or

                  ii. any such other event as shall be specified by the Non-Employee Director in the election. It is provided, however, that such event may not be later than the later of the cessation of the Non-Employee Director's status as such or the termination of the Plan. It is provided, further, that such event may not be earlier than the earlier of (x) the final day of the third calendar year following the calendar year in which the election is made or (y) the later of the two events specified in the preceding sentence.

Notwithstanding subparagraph (a), the specification of a date of distribution in the election form, once such form has been filed with the Board, may not be revoked or changed. Distribution to the Non-Employee Director of his or her entire account balance attributable to an election shall be made within 30 days after the date on which the event specified in such election occurs.

         (d) Hardship. Notwithstanding any provision herein to the contrary, a Non-Employee Director may request a withdrawal of all or part of his or her account by reason


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of an unforeseeable emergency, to the extent reasonably necessary to satisfy such emergency. The Board or a Committee of the Board shall determine whether, in its sole judgment, an unforeseeable emergency has occurred, and if it has, may grant such request subject to such conditions as it, in its sole discretion, may determine. Any amount so withdrawn may not be returned to an account under the Plan. For these purposes, an "unforeseeable emergency" shall mean an unanticipated emergency which is caused by an event beyond the control of the Non-Employee Director, and which would result in severe financial hardship to the Non-Employee Director if the withdrawal from the account were not permitted. The determination of whether a severe financial hardship exists shall be made in a manner consistent with Section 1.457-2(h)(4) and (5) of the Income Tax Regulations or other regulations, rulings or guidance issued by the Internal Revenue Service.

         (e) Death of a Non-Employee Director. If a Non-Employee director dies, any balance in the Non-Employee Director's account will be distributed to his or her beneficiary. Such distribution will be made as soon as practicable after the date of the Non-Employee Director's death. Each Non-Employee Director may designate a beneficiary on a form furnished by and filed with the Board. If the Non-Employee Director does not designate a beneficiary, or any beneficiary so designated does not survive the Non-Employee Director, then the Non-Employee Director's estate or legal representative shall be treated as the beneficiary.

         (f) Form of Distribution or Withdrawal. A distribution or withdrawal from a Non-Employee Director's account shall be made in the form of a single lump-sum payment. Such payment shall consist of a stock certificate which represents the number of whole shares of Common Stock then being distributed or withdrawn, and cash for any factional share of Common Stock being distributed or withdrawn.

         (g) Unfunded Status of Accounts. The account of each Non-Employee Director shall constitute only a bookkeeping account of the Company which is maintained for the purposes of computing entitlements to payments of shares of Common Stock hereunder. The deferral arrangement under this Paragraph 6 constitutes a mere promise by the Company to make payments of such shares in the future, and is intended to be unfunded for purposes of income taxation and Title I of ERISA. No actual shares of Common Stock will be credited to or otherwise set aside or earmarked for any account. A Non-Employee Director's interest and rights in and to his or her account, the value represented thereby and the shares of Common Stock payable with respect thereto shall be only that of an unsecured general creditor of the Company, and are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the creditors of the Non-Employee Director or the creditors of the Non-Employee Director's beneficiary.

         (h) Statements. The Company shall furnish to each Non-Employee Director a statement of his or her account not less frequently than annually.

7. DILUTION AND OTHER ADJUSTMENTS. In the event of any corporate transaction involving the Company (including, without limitation, any subdivision or combination or exchange of the


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outstanding shares of Common Stock, stock dividend, stock split, spin-off, split-off, recapitalization, capital reorganization, liquidation, reclassification of shares of Common Stock, merger, consolidation, extraordinary cash dividend, or sale, lease or transfer of substantially all of the assets of the Company), the number or kind of shares that may be issued under the Plan pursuant to Paragraph 4 above shall be automatically adjusted to give effect to the occurrence of such event.

8.       MISCELLANEOUS PROVISIONS.

         (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to receive Stock Payments. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         (b) No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.

         (c) The expenses of the Plan shall be borne by the Company.

9.       AMENDMENT OR DISCONTINUANCE.

         The Plan may be amended or modified at any time and from time to by the Board as the Board shall deem advisable, provided, however, that no amendment or modification may become effective without approval by the stockholders of the Company if the Company determines, on advice of counsel, that stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company determines that stockholder approval is otherwise necessary or desirable.

10.      TERMINATION.

         The Plan shall terminate upon the earlier of the following dates or events to occur:

         (a) upon the adoption of a resolution of the Board terminating the Plan; or

         (b)      December 31, 2010.

April ___, 2000


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                  AMENDED AND RESTATED SEROLOGICALS CORPORATION
                  COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

     Form of Election to Receive Cash or Stock and to Defer Receipt of Stock

I.       Election to Receive Cash/Stock

         (a) The undersigned Non-Employee Director of Serologicals Corporation hereby elects to have his or her annual retainer, if any, and per meeting fees, if any, paid in the following percentage of cash and common stock:

                  Percentage cash [ ]     Percentage stock [ ]

II.      Election to Defer Receipt of Stock


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         (a)      The undersigned Non-Employee Director of Serologicals
Corporation hereby elects to have any common stock payable to him or her above deferred until the earlier of:

                  (i)      such Non-Employee Directors' cessation as such; or

                  (ii)
                  [specify any particular event or date to determine receipt of the deferred common stock (which must not be later than the cessation of the Non-Employee Director's status as such nor earlier than the final day of the third calendar year following the calendar year in which this election is made)]

         (b) The undersigned Non-Employee Director of Serologicals Corporation hereby revokes any previously given election to defer the receipt of common stock payable to him or her:

         yes:[ ]            no: [ ]

         (c) If an election to defer receipt of common stock has been made, the undersigned Non-Employee Director of Serologicals Corporation hereby designates the following beneficiary(ies) under the Plan:

                  Primary Beneficiary
                                     -------------------------------------------
                  Secondary Beneficiary
                    (if Primary Beneficiary is deceased)
                                                        ------------------------
                                                     By:
                                                        ------------------------
                                                              Name:
                                                              Date: